INVESTMENT COMPANY ACT FILE NO. 811-22764

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM N-2

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    ☒
AMENDMENT NO.    ☐

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CPG CARLYLE PRIVATE EQUITY MASTER FUND, LLC
(Exact Name of Registrant as Specified in its Charter)

805 Third Avenue
New York, New York  10022
(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code:  (212) 317-9200

Mitchell A. Tanzman
c/o Central Park Advisers, LLC
805 Third Avenue
New York, New York  10022

COPY TO:

Gary L. Granik, Esq.
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982

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This Registration Statement has been filed by Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended.  However, interests in the Registrant are not being registered under the Securities Act of 1933, as amended (the "1933 Act"), since such interests will be issued solely in private placement transactions which do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act.  Investment in the Registrant may be made only by individuals or entities which are "accredited investors" within the meaning of Regulation D under the 1933 Act.  This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any interest in the Registrant.

CPG CARLYLE PRIVATE EQUITY MASTER FUND, LLC

CROSS REFERENCE SHEET
PARTS A AND B

ITEM NO.	REGISTRATION STATEMENT CAPTION	CAPTION IN PART A OR PART B

Part A

1.	Outside Front Cover	Not Required

2.	Cover Pages; Other Offering Information	Not Required

3.	Fee Table and Synopsis	Fee Table

4.	Financial Highlights	Not Required

5.	Plan of Distribution	Not Required

6.	Selling Shareholders	Not Required

7.	Use of Proceeds	Not Required

8.	General Description of the Registrant	General Description of the Registrant

9.	Management of the Fund	Management

10.	Capital Stock, Long-Term Debt and Other Securities	Capital Stock, Long-Term Debt and Other Securities

11.	Defaults and Arrears on Senior Securities	Not Applicable

12.	Legal Proceedings	Not Applicable

13.	Table of Contents of the Statement of Additional Information	Not Applicable
PART B

14.	Cover Page	Not Applicable

15.	Table of Contents	Not Applicable

16.	General Information and History	Not Applicable

17.	Investment Objective and Policies	Investment Objective and Policies

18.	Management	Management

19.	Control Persons and Principal Holders of Securities	Control Persons and Principal Holders of Securities

20.	Investment Advisory and Other Services	Investment Advisory and Other Services

21.	Portfolio Managers	Portfolio Managers

22.	Brokerage Allocation and Other Practices	Not Applicable

23.	Tax Status	Tax Status

24.	Financial Statements	Financial Statements

PART C

The information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration Statement.

PART A

Responses to Items 1, 2, 3.2, 4, 5, 6 and 7 of Part A have been omitted pursuant to Paragraph 3 of Instruction G of the General Instructions to Form N-2.

Responses to certain Items required to be included in Part A of this Registration Statement are incorporated herein by reference from the Registration Statement on Form N-2 of CPG Carlyle Private Equity Fund, LLC (the "Feeder Fund"), as filed with the Securities and Exchange Commission on October 30, 2012 (the "Feeder Fund's Registration Statement").  The Feeder Fund and CPG Carlyle Private Equity Master Fund, LLC (the "Master Fund") are organized in what is commonly referred to as a "master-feeder" structure.  The Feeder Fund is the initial feeder fund in this "master-feeder" structure and the Master Fund anticipates that it may from time to time permit feeder funds in addition to the Feeder Fund to invest in the Master Fund.  Capitalized terms that are not otherwise defined shall have the respective meanings set forth in the Feeder Fund's Registration Statement.

ITEM 3.                      FEE TABLE.

This table describes the fees and expenses that you will pay if you buy and hold limited liability company interests ("Interests") in the Master Fund.  Because the Master Fund has no operating history, many of these expenses are estimates.

Management Fee(1)	1.20%
Other Expenses	[___]%
Acquired Fund Fees and Expenses(2)	[___]%

Total Annual Expenses(3)	____%

————
(1)
The Management Fee is payable by the Master Fund, but will be borne indirectly by Investors as a result of the Feeder Fund's investment in the Master Fund.  The Management Fee is equal to 1.20% on an annualized basis of the greater of (i) the Master Fund's net asset value and (ii) the Master Fund's net asset value less cash and cash equivalents plus the total of all commitments made by the Master Fund that have not yet been drawn for investment.  For purposes of determining the Management Fee payable to the Adviser for any quarter, net asset value will be calculated prior to any reduction for any fees and expenses of the Master Fund, including, without limitation, the Management Fee payable to the Adviser.  In no event will the Management Fee exceed 1.20% as a percentage of the Master Fund's net asset value.

(2)
Includes the fees and expenses of the Investment Funds in which the Master Fund intends to invest based upon estimated net assets of the Master Fund of $300 million.  Some or all of the Investment Funds in which the Master Fund intends to invest charge carried interests, incentive fees or allocations based on the Investment Funds' performance.  The Investment Funds in which the Master Fund intends to invest generally charge a management fee of 1.00%-1.75% and approximately 20% of net profits as a carried interest allocation, subject to a preferred return and a claw back.  The "Acquired Fund Fees and Expenses" disclosed above are based on historic returns of the Investment Funds in which the Master Fund intends to invest, which may change substantially over time and, therefore, significantly affect "Acquired Fund Fees and Expenses."  The Adviser estimates that approximately [__]% (as a percentage of the net assets attributable to Units) of the [__]% shown as "Acquired Fund Fees and Expenses" reflects operating expenses of the Investment Funds (i.e., management fees, administration fees and professional and other direct, fixed fees and expenses of the Investment Funds).  The Adviser estimates that the balance of approximately [__]% is attributable to performance-based fees and allocations as well as other investment-related expenses of the Investment Funds.

(3)
The Adviser has voluntarily entered into an "Expense Limitation and Reimbursement Agreement" with the Feeder Fund for a one-year term beginning with the commencement of operations (the "Initial Closing Date") and ending on the one year anniversary thereof (the "Limitation Period") to limit the amount of "Specified Expenses" (as described below) borne by the Feeder Fund (whether borne directly or indirectly through and in proportion to, the Feeder Fund's interest in the Master Fund) during the Limitation Period to an amount not to exceed [__]% per annum of the Feeder Fund's net assets (the "Expense Cap").  "Specified Expenses" is defined to include all expenses incurred in the business of the Feeder Fund, provided that the following expenses are excluded from the definition of Specified Expenses:  (i) the Management Fee; (ii) the Distribution and Servicing Fee; (iii) fees, expenses, allocations, carried interests, etc. of the Investment Funds in which the Feeder Fund invests, (iv) transaction costs, including costs associated with the transfer of secondary interests, (v) interest payments, (vi) fees and expenses in connection with a credit facility, if any, and (vii) extraordinary expenses (as determined in the sole discretion of the Adviser).  These expenses will be in addition to the expenses of the Feeder Fund that may be limited by the Adviser to [__]% of the Feeder Fund's net assets.  The Adviser may discontinue its obligations under the Expense Limitation and Reimbursement Agreement at any time in its sole discretion.  To the extent that the Adviser bears Specified Expenses, it is permitted to receive reimbursement for any expense amounts previously paid or borne by the Adviser, for a period not to exceed three years from the date on which such expenses were paid or borne by the Adviser, even if such reimbursement occurs after the termination of the Limitation Period, provided that the Specified Expenses have fallen to a level below the Expense Cap and the reimbursement amount does not raise the level of Specified Expenses in the month the reimbursement is being made to a level that exceeds the Expense Cap.

Example

The purpose of the table above is to assist an investor in understanding the various costs and expenses that an investor in the Master Fund will bear directly or indirectly.  The "Other Expenses" shown above are estimated based on estimated net assets of the Master Fund of $300 million.  In the event that the net assets of the Master Fund were to be less than $300 million, the Master Fund's estimated expenses as a percentage would be higher than the estimates presented above.  For a more complete description of the various costs and expenses of the Master Fund, see the section entitled "Fees and Expenses" in the Feeder Fund's Confidential Memorandum included in the Feeder Fund's Registration Statement.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:	$	$	$	$

The example does not present actual expenses and should not be considered a representation of future expenses.  Actual expenses may be greater or less than those shown.  Moreover, the Master Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

ITEM 8.                      GENERAL DESCRIPTION OF THE REGISTRANT.

The Master Fund is a closed-end, non-diversified, management investment company that was organized as a Delaware limited liability company on October 23, 2012.

Interests in the Master Fund are being issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of, and/or Regulation D under, the Securities Act of 1933, as amended (the "Securities Act").  Investments in the Master Fund may be made only by "accredited investors," as defined in Regulation D under the Securities Act.  This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the Securities Act.

The Master Fund's objective is to seek to seek attractive long-term capital appreciation.  Information regarding the Master Fund's investment objective, strategies and policies, the kinds of securities in which the Master Fund principally invests, other investment practices of the Master Fund and the risk factors associated with investments in the Master Fund are incorporated herein by reference from the sections entitled "Investment Program" and "Types of Investments and Related Risk Factors" in the Feeder Fund's Confidential Memorandum included in the Feeder Fund's Registration Statement.

ITEM 9.                      MANAGEMENT.

A description of how the business of the Master Fund is managed is incorporated herein by reference from the sections entitled "Management of the Fund," "Fees and Expenses" and " Additional Information" in the Feeder Fund's Confidential Memorandum included in the Feeder Fund's Registration Statement.  The following list identifies the specific sections of the Feeder Fund's Confidential Memorandum under which the information required by Item 9 of Form N-2 may be found; each listed section is incorporated herein by reference.

ITEM 9.1(a).               BOARD OF DIRECTORS.

See "Management of the Fund."

ITEM 9.1(b).               INVESTMENT ADVISERS.

See "Management of the Fund—The Adviser; Management of the Fund—Investment Advisory Agreement."

ITEM 9.1(c).               PORTFOLIO MANAGEMENT.

See "Management of the Fund—Portfolio Management."

ITEM 9.1(d).               ADMINISTRATORS.

See "Management of the Fund—The Adviser; Management of the Fund—Investment Advisory Agreement."

ITEM 9.1(e).               CUSTODIANS.

See "Additional Information—The Custodian."

ITEM 9.1(f).               EXPENSES.

See "Fees and Expenses."

ITEM 9.1(g).               AFFILIATED BROKERAGE.

Not Applicable.

ITEM 9.2.                    NON-RESIDENT MANAGERS.

Not Applicable.

ITEM 9.3.                    CONTROL PERSONS.

See response to Item 19 below.  To the extent that any investor is the beneficial owner of more than 25% of the Interests (by value) of the Master Fund, such investor may be deemed to be a "control person" of the Master Fund for purposes of the 1940 Act.

ITEM 10.                     CAPITAL STOCK, LONG-TERM DEBT, AND OTHER SECURITIES.

ITEM 10.1.                 CAPITAL STOCK.

The Master Fund is organized as a limited liability company under the laws of the State of Delaware and intends to be classified as a partnership for income tax purposes.  The rights of each Member in the Master Fund will be established and governed by the Limited Liability Company Agreement of the Master Fund, dated and effective as of October [__], 2012 (the "LLC Agreement").  A Member and its advisers should carefully review the LLC Agreement, as each Member will agree to be bound by its terms and conditions.  The following is a summary description of certain provisions of the LLC Agreement.  The description of such provisions is not definitive and is qualified in its entirety by reference to the LLC Agreement.  For purposes of this Item 10.1, capitalized terms that are not otherwise defined shall have the respective meanings set forth in the LLC Agreement.  Reference should be made to the complete text of the LLC Agreement.

Management and control of the business of the Master Fund is vested in its Board of Directors (the "Board"), which shall have the right, power and authority, on behalf of the Master Fund and in its name, to exercise all rights, powers and authority of "managers" under the Delaware Limited Liability Company Act (the "Delaware Act") and to do all things necessary and proper to carry out the objective and business of the Master Fund and its duties hereunder.  No Director shall have the authority individually to act on behalf of or to bind the Master Fund except within the scope of such Director's authority as delegated by the Board.  Except to the extent otherwise expressly provided in the LLC Agreement, (i) each Director shall be vested with the same powers, authority and responsibilities on behalf of the Master Fund as are customarily vested in each director of a Delaware corporation and (ii) each Independent Director shall be vested with the same powers, authority and responsibilities on behalf of the Master Fund as are customarily vested in each Director of a closed-end management investment company registered under the Investment Company Act that is organized as a Delaware corporation who is not an "interested person" of such company as such term is defined in the Investment Company Act. During any period in which the Master Fund shall have no Directors, the Adviser shall continue to serve as investment adviser to the Master Fund and shall have the authority to manage the business and affairs of the Master Fund, but only until such time as one or more Directors are elected by the Members or the Master Fund is dissolved in accordance with Section [6.1] of the LLC Agreement.

Each Member agrees not to treat, on his personal return or in any claim for a refund, any item of income, gain, loss, deduction or credit in a manner inconsistent with the treatment of such item by the Master Fund.  The Board shall have the exclusive authority and discretion to make any elections required or permitted to be made by the Master Fund under any provisions of the Code or any other revenue laws.

Members shall have no right to participate in and shall take no part in the management or control of the Master Fund's business and shall have no right, power or authority to act for or bind the Master Fund.  Members shall have the right to vote on any matters only as provided in the LLC Agreement or on any matters that require the approval of the holders of voting securities under the Investment Company Act or as otherwise required in the Delaware Act.

The Board may delegate to any person any rights, power and authority vested by the LLC Agreement in the Board to the extent permissible under applicable law.

Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present.  Meetings of the Members may be called by the Board or by Members holding a majority of the total number of votes eligible to be cast by all Members, and may be held at such time, date and place as the Board shall determine.  The Board shall arrange to provide written notice of the meeting, stating the date, time and place of the meeting and the record date therefor, to each Member entitled to vote at the meeting within a reasonable time prior thereto.  Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting.  Only matters set forth in the notice of a meeting may be voted on by the Members at a meeting.  The presence in person or by proxy of Members holding one-third of the total number of votes eligible to be cast by all Members as of the record date shall constitute a quorum at any meeting.  In the absence of a quorum, a meeting of the Members may be adjourned by action of a majority of the Members present in person or by proxy without additional notice to the Members.  Except as otherwise required by any provision of the LLC Agreement or of the 1940 Act, (i) those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Directors, and (ii) all other actions of the Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes eligible to be cast by those Members who are present in person or by proxy at such meeting.

Each Member shall be entitled to cast at any meeting of Members a number of votes equivalent to such Member's Voting Interest.  The Board shall establish a record date not less than 10 nor more than 60 days prior to the date of any meeting of Members to determine eligibility to vote at such meeting and the number of votes which each Member will be entitled to cast thereat, and shall maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.

A Member may vote at any meeting of Members by a proxy properly executed in writing by the Member and filed with the Master Fund before or at the time of the meeting.  A proxy may be suspended or revoked, as the case may be, by the Member executing the proxy by a later writing delivered to the Master Fund at any time prior to exercise of the proxy or if the Member executing the proxy shall be present at the meeting and decide to vote in person.  Any action of the Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing, setting forth the action taken, are signed by Members holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required in order to approve such action.

Except as otherwise provided in the LLC Agreement, no Member or other person holding an Interest or portion thereof acquired from a Member has the right to withdraw from the Master Fund or require the Master Fund to redeem or repurchase its Interest or any portion thereof.  The Board may, from time to time and in its sole discretion and on such terms and conditions as it may determine, cause the Master Fund to offer to repurchase Interests or portions thereof from Members, including the Adviser or any of its affiliates, pursuant to written tenders.  In determining whether the Master Fund should offer to repurchase Interests or portions thereof from Members pursuant to written requests, the Board may consider the following factors, among others:

(1)	whether any Members have requested to tender Interests or portions thereof to the Master Fund;

(2)	the liquidity of the Master Fund's assets (including fees and costs associated with disposing of its interests in underlying Investment Funds);

(3)	the investment plans and working capital requirements of the Master Fund;

(4)	the relative economies of scale of the tenders with respect to the size of the Master Fund;

(5)	the history of the Master Fund in repurchasing Interests or portions thereof;

(6)	the availability of information as to the value of the Master Fund's investments in underlying Investment Funds;

(7)	the existing conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs;

(8)	the anticipated tax consequences of any proposed repurchases of Interests or portions thereof; and

(9)	the recommendations of the Adviser.

The Board shall cause the Master Fund to repurchase Interests or portions thereof pursuant to written tenders only on terms fair to the Master Fund and to all Members (including persons holding Interests acquired from Members), as applicable.

The Board may cause the Master Fund to repurchase Interests or portions of a Member or any person acquiring an Interest or portion thereof from or through a Member if the Board determines or has reason to believe that:

(1)
such an Interest or portion thereof has been transferred in violation of Section [4.3] of the LLC Agreement, or such an Interest or portion thereof has vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Member;

(2)	if any transferee does not meet any investor eligibility requirements established by the Master Fund from time to time;

(3)
ownership of such an Interest or portion thereof by a Member or other person will cause the Master Fund to be in violation of, or require registration of any Interest or portion thereof under, or subject the Master Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

(4)
continued ownership of such an Interest or portion thereof may be harmful or injurious to the business or reputation of the Master Fund, the Adviser or the Board, or may subject the Master Fund or any of the Members to an undue risk of adverse tax or other fiscal consequences;

(5)	any of the representations and warranties made by a Member in connection with the acquisition of an Interest or portion thereof was not true when made or has ceased to be true;

(6)
with respect to a Member subject to special laws or regulations, the Member is likely to be subject to additional regulatory or compliance requirements under these special laws or regulations by virtue of continuing to hold an Interest or portion thereof;

(7)	the account balance of the Member falls below $25,000; or

(8)	it would be in the interests of the Master Fund, as determined by the Board, for the Master Fund to repurchase an Interest or a portion thereof.

Repurchases of Interests or portions thereof by the Master Fund shall be payable in non-interest bearing promissory notes, unless the Board, in its discretion, determines otherwise, or, in the discretion of the Board, in Securities (or any combination of Securities and cash) of equivalent value.  All such repurchases shall be subject to any and all conditions as the Board may impose and shall be effective as of a date set by the Board after receipt by the Master Fund of all eligible written tenders of Interests or portions thereof.  The amount due to any Member whose Interest or portion thereof is repurchased shall be equal to the net asset value of such Member's Capital Account or portion thereof as applicable as of the effective date of repurchase, after giving effect to all allocations to be made to such Member's Capital Account as of such date.

The Master Fund shall be dissolved at any time there are no Members, unless the Master Fund is continued in accordance with the Delaware Act, or upon the occurrence of any of the following events:

(1)	upon the affirmative vote to dissolve the Master Fund by the Board;

(2)
upon the determination of the Members not to continue the business of the Master Fund at a meeting called by the Adviser in accordance with Section [2.6(c)] of the LLC Agreement when no Director remains to continue the business of the Master Fund or if the required number of Directors is not elected within 60 days after the date on which the last Director ceased to act in that capacity;

(3)	at the election of the Adviser to dissolve the Master Fund; or

(4)	as required by operation of law.

After the first two full years of operations, if a Member has submitted a written request to have the Master Fund commence a repurchase offer and the Master Fund has not commenced a repurchase offer of 5% of the net assets of the Master Fund within a period of two years from such request, the Master Fund will offer Members the opportunity to remain in the Master Fund or elect to contribute Interests or portions thereof to a special purpose vehicle (the "SPV") that will seek to liquidate at least 90% of its assets within three full fiscal years of such contribution.  The SPV will bear no Management Fees after such three year period.

Except as provided above, Members shall not have the authority, by vote or otherwise, to dissolve or cause the dissolution of the Master Fund.  Dissolution of the Master Fund shall be effective on the day on which the event giving rise to the dissolution shall occur, but the Master Fund shall not terminate until the assets of the Master Fund have been liquidated in accordance with Section [6.2] of the LLC Agreement and the Certificate has been canceled.

Upon the dissolution of the Master Fund as provided in Section [6.1] of the LLC Agreement, the Board, acting directly or through a liquidator it selects, shall liquidate, in an orderly manner, the business and administrative affairs of the Master Fund, except that if the Board is unable to perform this function, a liquidator elected by Members holding a majority of the total number of votes eligible to be cast by all Members shall liquidate, in an orderly manner, the business and administrative affairs of the Master Fund.  Net Profit and Net Loss during the period of liquidation shall be allocated pursuant to Article [V] of the LLC Agreement.  The proceeds from liquidation shall, subject to the Delaware Act, be distributed in the following manner:

(1)
in satisfaction (whether by payment or the making of reasonable provision for payment thereof) of the debts and liabilities of the Master Fund, including the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), but not including debt and liabilities to Members, up to and including the date that distribution of the Master Fund's assets to the Members has been completed, shall first be paid on a pro rata basis

(2)	such debts, liabilities or obligations as are owing to the Members shall be paid next in their order of seniority and on a pro rata basis; and

(3)
the Members shall be paid next on a pro rata basis the positive balances of their respective Capital Accounts after giving effect to all allocations to be made to such Members' Capital Accounts for the accounting period ending on the date of the distributions under Section [6.2(a)(iii)] of the LLC Agreement.

Anything in Section [6.2] of the LLC Agreement to the contrary notwithstanding, but subject to the priorities set forth in Section [6.2(a)] of the LLC Agreement (described above), upon dissolution of the Master Fund, the Board or other liquidator may distribute ratably in kind any assets of the Master Fund; provided, however, that if any in-kind distribution is to be made (i) the assets distributed in kind shall be valued pursuant to Section [7.2] of the LLC Agreement as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section [6.2(a)] of the LLC Agreement (described above), and (ii) any profit or loss attributable to property distributed in-kind shall be included in the Net Profit or Net Loss for the Fiscal Period ending on the date of such distribution.

Except as otherwise provided under applicable law, none of the Members, Directors, nor, except to the extent provided in Section [3.7] of the LLC Agreement and in the Investment Advisory Agreement, the Adviser shall be liable personally for the Master Fund's debts, obligations or liabilities, whether arising in contract, tort or otherwise, solely by reason of being a member or manager of the Master Fund in an amount in excess of the Capital Account balance of such Member, except that a Member may be obligated to make capital contributions to the Master Fund pursuant to the LLC Agreement and to repay any funds wrongfully distributed to such Member.

ITEM 10.2.                 LONG-TERM DEBT.

Not applicable.

ITEM 10.3.                  GENERAL.

Not applicable.

ITEM 10.4.                  TAXES.

Information on the taxation of the Master Fund is incorporated herein by reference from the section entitled "Certain Tax Considerations" in the Feeder Fund's Confidential Memorandum included in the Feeder Fund's Registration Statement.

ITEM 10.5.                  OUTSTANDING SECURITIES

As of the date of filing of this Registration Statement, there are no securities of the Master Fund outstanding.

ITEM 10.6.                  SECURITIES RATINGS.

Not applicable.

ITEM 11.                      DEFAULTS AND ARREARS ON SENIOR SECURITIES.

Not applicable.

ITEM 12.                      LEGAL PROCEEDINGS.

Not applicable.

ITEM 13.                      TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION.

Not applicable.

PART B

Part B of this Registration Statement should be read in conjunction with Part A. Capitalized terms that are not otherwise defined shall have the respective meanings set forth in the Feeder Fund's Registration Statement.

Responses to certain Items required to be included in Part B of this Registration Statement are incorporated herein by reference from the Feeder Fund's Registration Statement.

ITEM 14.                      COVER PAGE.

Not applicable.

ITEM 15.                      TABLE OF CONTENTS.

Not applicable.

ITEM 16.                       GENERAL INFORMATION AND HISTORY.

Not applicable.

ITEM 17.                       INVESTMENT OBJECTIVE AND POLICIES.

Information in response to this item is incorporated herein by reference from the sections entitled "Investment Program" and "Types of Investments and Related Risk Factors" in the Feeder Fund's Confidential Memorandum included in the Feeder Fund's Registration Statement.

ITEM 18.                       MANAGEMENT.

Information in response to this item is incorporated herein by reference from the sections entitled "Management of the Fund" in the Feeder Fund's Confidential Memorandum included in the Feeder Fund's Registration Statement.

ITEM 19.                       CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.

The Feeder Fund intends to invest substantially all of its assets in the Master Fund and, therefore, is expected to become a 5% holder of the Master Fund's Interests.

ITEM 20.                       INVESTMENT ADVISORY AND OTHER SERVICES.

Information on the investment advisory and other services provided for or on behalf of the Master Fund is incorporated herein by reference from the sections entitled "Management of the Fund," "Fees and Expenses" and "Additional Information" in the Feeder Fund's Confidential Memorandum included in the Feeder Fund's Registration Statement.

ITEM 21.                       PORTFOLIO MANAGERS.

Information regarding the portfolio managers of the Master Fund is incorporated herein by reference from the section entitled "Management of the Fund" in the Feeder Fund's Confidential Memorandum included in the Feeder Fund's Registration Statement.

ITEM 22.                       BROKERAGE ALLOCATION AND OTHER PRACTICES.

Not applicable.

ITEM 23.                       TAX STATUS.

Information on the tax status of the Master Fund is incorporated herein by reference from the section entitled "Certain Tax Considerations" in the Feeder Fund's Confidential Memorandum included in the Feeder Fund's Registration Statement.

ITEM 24.                        FINANCIAL STATEMENTS.

The Master Fund will issue a complete set of financial statements on a semi-annual basis prepared in accordance with generally accepted accounting principles.  To date, the Master Fund has not conducted any business, other than in connection with its organization.

PART C.  Other Information
Item 25.  Financial Statements and Exhibits.

1.	Financial Statements:	Not Applicable.

2.	Exhibits:

	a.	(1) Certificate of Formation*
(2) Form of Limited Liability Company Agreement**

	b.	Not Applicable.

	c.	Not Applicable.

	d.	See Item 25(2)(a)(2).

	e.	Not Applicable.

	f.	Not Applicable.

	g.	Form of Investment Advisory Agreement**

	h.	Not Applicable.

	i.	Not Applicable.

	j.	Form of Custodian Agreement**

	k.	Form of Fund Services Agreement**

	l.	Not Applicable.

	m.	Not Applicable.

	n.	Not Applicable.

	o.	Not Applicable.

	p.	Not Applicable.

	q.	Not Applicable.

	r.	(1) Code of Ethics of CPG Carlyle Private Equity Master Fund, LLC**
(2) Code of Ethics of Central Park Advisers, LLC**
__________________________
*           Filed herewith.
**        To be filed by amendment.

Item 26.  Marketing Arrangements: Not Applicable.

Item 27.  Other Expenses of Issuance and Distribution:*

Legal fees	$[________]
Blue Sky fees	$[________]
Printing	$[________]
Miscellaneous	$[________]

Total	$[________]
___________________________
*           To be completed by amendment.

Item 28.  Persons Controlled by or Under Common Control with Registrant:

After completion of the private offering of interests, the Registrant expects that no person will be directly or indirectly under common control with the Registrant, except that the Registrant may be deemed to be controlled by Central Park Advisers, LLC, the adviser of the Registrant (the "Adviser").  Information regarding the ownership of the Adviser is set forth in its Form ADV as filed with the Securities and Exchange Commission (the "SEC") (File No. 801-67480), and is incorporated herein by referenc.

Item 29.  Number of Holders of Securities as of                          , 2012:*

Title of Class	Number of Record Holders

Units of Beneficial Interest	[___]
___________________________
*           To be completed by amendment.

Item 30.  Indemnification:

Reference is made to Section [___] of the Registrant's Limited Liability Company Agreement (the "LLC Agreement"), to be included in the Confidential Memorandum as Appendix A.  The Registrant hereby undertakes that it will apply the indemnification provisions of the LLC Agreement in a manner consistent with Release 40-11330 of the SEC under the Investment Company Act of 1940, as amended (the "1940 Act"), so long as the interpretation therein of Sections 17(h) and 17(i) of the 1940 Act remains in effect.

The Registrant maintains insurance on behalf of any person who is or was an independent director, officer, employee or agent of the Registrant against certain liability asserted against and incurred by, or arising out of, his or her position.  However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify.

Item 31.  Business and Other Connections of Investment Adviser:

A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser of the Registrant, and each member, director, executive officer, or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, trustee, officer, employee, partner or director, is set forth in the Confidential Memorandum in the section entitled "Management of the Fund."  Information as to the members and officers of the Adviser is included in its Form ADV as filed with the SEC (File No. 801-67480), and is incorporated herein by reference.

Item 32.  Location of Accounts and Records:

[_______________], the Fund's administrator, maintains certain required accounting related and financial books and records of the Registrant at [________________________].  The other required books and records are maintained by Central Park Advisers, LLC, 805 Third Avenue, New York, New York 10022.

Item 33.  Management Services:  Not Applicable.

Item 34.  Undertakings:  Not Applicable.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 30th day of October 2012.

CPG CARLYLE PRIVATE EQUITY MASTER FUND, LLC
By:	/s/ Mitchell A. Tanzman
Mitchell A. Tanzman
Authorized Person

EXHIBIT INDEX

(a)(1)                      Certificate of Formation.